Commitments and Contingencies - Summary of Future Minimum Lease Payments Required under Operating Leases that Have Initial or Remaining Non-Cancelable Lease Terms in Excess of One Year (Detail) (USD $)
In Thousands, unless otherwise specified
	Sep. 30, 2013	Dec. 31, 2012
Summary of future minimum lease payments required under operating leases that have initial or remaining non-cancelable lease terms in excess of one year
2013	$ 97	$ 367
2014	386	363
2015	397	372
2016	101	97
2017	3	3
Total	$ 984	$ 1,202